UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 18, 2003

GRADCO SYSTEMS, INC.

(Exact name of Registrant as Specified in its Charter)

Nevada	0-12829	95-3342977
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39 Parker Irvine, California 92718
(Address of principal executive offices)

Registrant’s Telephone Number (including area code) (949) 206-6100

Item 5.                                                   OTHER EVENTS AND REGULATION FD DISCOLSURE.

(a)                                  Resignation of Directors.

On August 7, 2003, Thomas J. Burger resigned as a Director of Registrant.  The reasons for his resignation, as set forth in his letter of resignation (a copy of which is attached hereto as Exhibit 1) do not include any disagreement with the Registrant on any matter relating to the Registrant’s operations, policies or practices.

(b)                                 Amendment of By-laws; Annual Meeting.

By Unanimous Written Consent of Directors of Gradco Systems, Inc. executed on August 1, 2003, the directors of Registrant have amended the By-laws of Registrant to provide that the Annual Meeting of the Shareholders of Registrant shall be held on a date to be determined by the Board of Directors of the Registrant on an annual basis.

In addition, and pursuant to the Unanimous Written Consent above referenced, the date for the Annual Meeting of the Shareholders for the fiscal year ending March 31, 2004 shall be determined by the Board of Directors on or before September 30, 2003.

Item 7.                                                   FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Exhibit

99.1	Letter of resignation of Thomas J. Burger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRADCO SYSTEMS, INC.

Dated: August 18, 2003	By:	/s/ Bernard Bressler
		Name:	Bernard Bressler
		Title:	Secretary